                       NOTICE TO ALL POTENTIAL INVESTORS

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ALL PRIOR INFORMATION
PROVIDED TO YOU REGARDING SUCH ASSETS AND WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS MATERIAL IS SOLELY FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY AN UNDERWRITER, AND NOT BY THE ISSUER OF
ANY PROPOSED SECURITIES BACKED BY ANY ASSETS DISCUSSED HEREIN. NO UNDERWRITER IS
ACTING AS AN AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

CGCMT 2005-C3 COLLATERAL TERM SHEET DATED MAY 10, 2005

                                                                                                    FREDDIE MAC FIELDS
                                                                                       ---------------------------------------------

                                                                                                 STUDIO     ONE
CONTROL       MORTGAGE                                                    PROPERTY      STUDIO   AVERAGE   BEDROOM   ONE BEDROOM
NUMBER       LOAN SELLER                  LOAN / PROPERTY NAME              TYPE        UNITS     RENT      UNITS    AVERAGE RENT
------------------------------------------------------------------------------------------------------------------------------------

                                EDR Portfolio I
7010711          CGM            Jefferson Commons - Univ. of Missouri   Multifamily       48  529-549; 537   36      584-635; 596
7009425          CGM            Jefferson Commons - Texas Tech          Multifamily      NAP      NAP        23      610-685; 663
                                EDR Portfolio II
7010712          CGM            Jefferson Commons - Purdue              Multifamily      NAP      NAP        66      199-681; 528
7010708          CGM            Jefferson Commons - Univ. of Ohio State Multifamily      NAP      NAP        22      705-770; 732
7010736          CGM            Jefferson Commons                       Multifamily      NAP      NAP        96      528-615; 566
7010373          CGM            Sierra Sun Apartments                   Multifamily      NAP      NAP        27      900-985; 959
7012600          CGM            Glendale Park Apartments                Multifamily      106  227-471; 429  428      227-471; 436
7013389          CGM            Governor's Point Apartments             Multifamily      NAP      NAP       144      345-875; 548
7010404          CGM            South Park Lofts                        Multifamily      NAP      NAP        28   1,550-2,550; 1,922
7009795          CGM            Arbors at Centennial Park               Multifamily      NAP      NAP       NAP          NAP
7012748          CGM            Governours Square Apartments            Multifamily      NAP      NAP        82      494-556; 527
7009645          CGM            Brookstone Apartments                   Multifamily      NAP      NAP        32      600-620; 610
7011696          CGM            Corner House Lofts                      Multifamily      NAP      NAP       NAP          NAP
7011776          CGM            Copper Run at Reserve                   Multifamily       27  496-546; 513   78      600-702; 647
7011825          CGM            Stone Creek Apartments                  Multifamily      NAP      NAP        96      570-660; 620
7012074          CGM            Villa del Rio Apartments                Multifamily      NAP      NAP        48      610-625; 615
7011238          CGM            North Bay Residences                    Multifamily       1   795-795; 795   77     675-1,595; 796
7010821          CGM            Crest Club Apartments                   Multifamily      NAP      NAP        46      395-560; 478
7012416          CGM            Gentry's Walk Apartments                Multifamily       84  328-460; 389  106      431-620; 503
7012050          CGM            Little Creek Apartments                 Multifamily      NAP      NAP       NAP          NAP
7012533          CGM            Palm Vista                              Multifamily      NAP      NAP        40      535-629; 574
7012411          CGM            Tremont Village Apartments              Multifamily      NAP      NAP        12     650-1,500; 792
7012633          CGM            Winthrop Court Apartments               Multifamily       16  525-570; 540   24      665-690; 667
7012634          CGM            Woodruff Court Apartments               Multifamily      NAP      NAP        16      785-805; 788
7012632          CGM            Brookgate Apartments                    Multifamily       18  485-485; 485   36      595-610; 595
7012635          CGM            Holly House Apartments                  Multifamily       1   475-475; 475   10      735-735; 735
IXIS13 IXIS Real Estate Capital Reno Cascade                            Mobile Home Park
IXIS14 IXIS Real Estate Capital Bent Tree Brooks                        Multifamily      NAP      NAP       136      460-790; 585
IXIS16 IXIS Real Estate Capital Bent Tree Oaks                          Multifamily      NAP      NAP       104      495-785; 598
IXIS17 IXIS Real Estate Capital Windsong                                Multifamily       55  500-840; 586  143      415-860; 579
IXIS18 IXIS Real Estate Capital Bent Tree Fountains                     Multifamily       35  450-688; 522   63     472-1,080; 593
IXIS26 IXIS Real Estate Capital Oakwood Village Apartments              Multifamily      NAP      NAP        60      420-509; 499
IXIS30 IXIS Real Estate Capital Forest Point Apartments                 Multifamily      NAP      NAP        33      350-450; 406

                                                                                              FREDDIE MAC FIELDS
                                                                          ----------------------------------------------------------

                                                                            TWO                          THREE
CONTROL        MORTGAGE                                                   BEDROOM       TWO BEDROOM     BEDROOM     THREE BEDROOM
NUMBER        LOAN SELLER                  LOAN / PROPERTY NAME            UNITS       AVERAGE RENT      UNITS       AVERAGE RENT
------------------------------------------------------------------------------------------------------------------------------------

                                 EDR Portfolio I
7010711           CGM            Jefferson Commons - Univ. of Missouri      36         440-970; 899       40       814-1,290; 1,176
7009425           CGM            Jefferson Commons - Texas Tech             59         420-980; 814       48        660-1,296; 949
                                 EDR Portfolio II
7010712           CGM            Jefferson Commons - Purdue                 54         383-868; 740       78        297-1077; 950
7010708           CGM            Jefferson Commons - Univ. of Ohio State    32        600-1210; 1147      64        490-1555; 1371
7010736           CGM            Jefferson Commons                          48         396-960; 870       36       575-1,275; 1,179
7010373           CGM            Sierra Sun Apartments                      73       985-1,680; 1,183     50      1,250-1,450; 1,373
7012600           CGM            Glendale Park Apartments                   244        240-626; 501       32        715-1,042; 838
7013389           CGM            Governor's Point Apartments                190       320-1,120; 674      10         800-915; 880
7010404           CGM            South Park Lofts                           21      2,600-3,350; 2,931    NAP            NAP
7009795           CGM            Arbors at Centennial Park                  91       995-1,270; 1,121     49      1,075-1,270; 1,246
7012748           CGM            Governours Square Apartments               112        570-781; 662       25         748-909; 800
7009645           CGM            Brookstone Apartments                      136        695-850; 709       25         840-855; 843
7011696           CGM            Corner House Lofts                         35      1,244-1,988; 1,617    21      1,795-2,548; 2,148
7011776           CGM            Copper Run at Reserve                      87         669-881; 750       NAP            NAP
7011825           CGM            Stone Creek Apartments                     96         710-850; 767       NAP            NAP
7012074           CGM            Villa del Rio Apartments                   104        699-725; 725       16         825-865; 847
7011238           CGM            North Bay Residences                       60        740-1,050; 876      NAP            NAP
7010821           CGM            Crest Club Apartments                      146       345-1,066; 548      16         600-765; 665
7012416           CGM            Gentry's Walk Apartments                   76         555-830; 651       NAP            NAP
7012050           CGM            Little Creek Apartments                    108       425-1,100; 534      72         260-650; 628
7012533           CGM            Palm Vista                                 96         625-729; 680       NAP            NAP
7012411           CGM            Tremont Village Apartments                 28        646-1,700; 737      29         700-770; 747
7012633           CGM            Winthrop Court Apartments                  20         765-840; 787       NAP            NAP
7012634           CGM            Woodruff Court Apartments                  16         905-970; 926        4      1,055-1,055; 1,055
7012632           CGM            Brookgate Apartments                       NAP             NAP           NAP            NAP
7012635           CGM            Holly House Apartments                     11         905-940; 924       NAP            NAP
IXIS13  IXIS Real Estate Capital Reno Cascade
IXIS14  IXIS Real Estate Capital Bent Tree Brooks                           96        420-1,205; 817      16       955-1,080; 1,038
IXIS16  IXIS Real Estate Capital Bent Tree Oaks                             84        655-1,045; 837       8       995-1,045; 1,012
IXIS17  IXIS Real Estate Capital Windsong                                   66         400-870; 775       NAP            NAP
IXIS18  IXIS Real Estate Capital Bent Tree Fountains                        80        575-1,150; 903       6       963-1,100; 1,029
IXIS26  IXIS Real Estate Capital Oakwood Village Apartments                 128        465-649; 586       NAP            NAP
IXIS30  IXIS Real Estate Capital Forest Point Apartments                    47         250-800; 478       24         100-675; 565

                                                                                                FREDDIE MAC FIELDS
                                                                          -------------------------------------------------------------

                                                                            FOUR
CONTROL        MORTGAGE                                                   BEDROOM     FOUR BEDROOM         TENANT PAID       NUMBER OF
NUMBER        LOAN SELLER                  LOAN / PROPERTY NAME            UNITS      AVERAGE RENT          UTILITIES        ELEVATORS
---------------------------------------------------------------------------------------------------------------------------------------

                                 EDR Portfolio I
7010711           CGM            Jefferson Commons - Univ. of Missouri      100    1,020-1,505; 1,369        Electric            0
7009425           CGM            Jefferson Commons - Texas Tech             113     325-1,501; 1,100         Electric            0
                                 EDR Portfolio II
7010712           CGM            Jefferson Commons - Purdue                 138     199-1,377; 1,129         Electric            0
7010708           CGM            Jefferson Commons - Univ. of Ohio State    64      1197-1796; 1594          Electric            1
7010736           CGM            Jefferson Commons                          144     398-1,620; 1433          Electric            0
7010373           CGM            Sierra Sun Apartments                      NAP           NAP         Electric, Water, Sewer     0
7012600           CGM            Glendale Park Apartments                   NAP           NAP                  None              0
7013389           CGM            Governor's Point Apartments                NAP           NAP                Electric            0
7010404           CGM            South Park Lofts                           NAP           NAP          Electric, Gas, Water      1
7009795           CGM            Arbors at Centennial Park                  NAP           NAP                Electric            0
7012748           CGM            Governours Square Apartments               NAP           NAP                Electric            0
7009645           CGM            Brookstone Apartments                      NAP           NAP                Electric            0
7011696           CGM            Corner House Lofts                         NAP           NAP                Electric            1
7011776           CGM            Copper Run at Reserve                      NAP           NAP             Electric, Gas          0
7011825           CGM            Stone Creek Apartments                     NAP           NAP                Electric            0
7012074           CGM            Villa del Rio Apartments                   NAP           NAP                Electric            0
7011238           CGM            North Bay Residences                       NAP           NAP                Electric            0
7010821           CGM            Crest Club Apartments                      NAP           NAP            Electric, Water         0
7012416           CGM            Gentry's Walk Apartments                   NAP           NAP         Electric, Water, Sewer     0
7012050           CGM            Little Creek Apartments                    NAP           NAP                Electric            0
7012533           CGM            Palm Vista                                 NAP           NAP                Electric            0
7012411           CGM            Tremont Village Apartments                 NAP           NAP         Electric, Water, Sewer     0
7012633           CGM            Winthrop Court Apartments                  NAP           NAP                Electric            0
7012634           CGM            Woodruff Court Apartments                  NAP           NAP                Electric            0
7012632           CGM            Brookgate Apartments                       NAP           NAP                Electric            0
7012635           CGM            Holly House Apartments                     NAP           NAP                Electric            0
IXIS13  IXIS Real Estate Capital Reno Cascade                                                             Electric, Gas          0
IXIS14  IXIS Real Estate Capital Bent Tree Brooks                           NAP           NAP         Electric, Water, Sewer     0
IXIS16  IXIS Real Estate Capital Bent Tree Oaks                             NAP           NAP         Electric, Water, Sewer     0
IXIS17  IXIS Real Estate Capital Windsong                                   NAP           NAP         Electric, Water, Sewer     0
IXIS18  IXIS Real Estate Capital Bent Tree Fountains                        NAP           NAP         Electric, Water, Sewer     0
IXIS26  IXIS Real Estate Capital Oakwood Village Apartments                 NAP           NAP         Electric, Water, Sewer     0
IXIS30  IXIS Real Estate Capital Forest Point Apartments                    NAP           NAP                Electric            0

                                                                                                FINANCIAL FIELDS
                                                                          ----------------------------------------------------------

                                                                                       SECOND      SECOND
                                                                            SECOND      MOST        MOST
                                                                             MOST      RECENT      RECENT      SECOND      SECOND
                                                                            RECENT      YEAR        YEAR        MOST        MOST
                                                                             YEAR     STATEMENT  STATEMENT     RECENT      RECENT
CONTROL        MORTGAGE                                                    STATEMENT  NUMBER OF    ENDING       YEAR        YEAR
NUMBER        LOAN SELLER                  LOAN / PROPERTY NAME              TYPE      MONTHS       DATE      REVENUES    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

                                 EDR Portfolio I
7010711           CGM            Jefferson Commons - Univ. of Missouri    CY Ended       12       12/31/03     2,992,014   1,103,213
7009425           CGM            Jefferson Commons - Texas Tech           CY Ended       12       12/31/03     3,022,303   1,367,106
                                 EDR Portfolio II
7010712           CGM            Jefferson Commons - Purdue               CY Ended       12       12/31/03     3,722,127   1,616,130
7010708           CGM            Jefferson Commons - Univ. of Ohio State  CY Ended       12       12/31/03     2,688,939   1,122,710
7010736           CGM            Jefferson Commons                        CY Ended       12       12/31/03     4,107,152   1,610,077
7010373           CGM            Sierra Sun Apartments                    UAV            UAV        UAV              UAV         UAV
7012600           CGM            Glendale Park Apartments                 CY Ended       12       12/31/04     4,510,729   2,784,121
7013389           CGM            Governor's Point Apartments              CY Ended       12       12/31/03     2,348,774   1,140,085
7010404           CGM            South Park Lofts                         UAV            UAV        UAV              UAV         UAV
7009795           CGM            Arbors at Centennial Park                UAV            UAV        UAV              UAV         UAV
7012748           CGM            Governours Square Apartments             CY Ended       12       12/31/03     1,538,831     767,146
7009645           CGM            Brookstone Apartments                    CY Ended       12       12/31/03     1,497,486     613,463
7011696           CGM            Corner House Lofts                       UAV            UAV        UAV              UAV         UAV
7011776           CGM            Copper Run at Reserve                    UAV            UAV        UAV              UAV         UAV
7011825           CGM            Stone Creek Apartments                   CY Ended       12       12/31/03     1,419,384     675,622
7012074           CGM            Villa del Rio Apartments                 UAV            UAV        UAV              UAV         UAV
7011238           CGM            North Bay Residences                     UAV            UAV        UAV              UAV         UAV
7010821           CGM            Crest Club Apartments                    CY Ended       12       12/31/03     1,073,030     340,491
7012416           CGM            Gentry's Walk Apartments                 CY Ended       12       12/31/03     1,585,282     950,415
7012050           CGM            Little Creek Apartments                  CY Ended       12       12/31/03     1,037,291     507,265
7012533           CGM            Palm Vista                               CY Ended       12       12/31/03       888,805     529,787
7012411           CGM            Tremont Village Apartments               UAV            UAV        UAV              UAV         UAV
7012633           CGM            Winthrop Court Apartments                CY Ended       12       12/31/03       467,318     238,292
7012634           CGM            Woodruff Court Apartments                CY Ended       12       12/31/03       368,103     151,160
7012632           CGM            Brookgate Apartments                     CY Ended       12       12/31/03       364,389     137,396
7012635           CGM            Holly House Apartments                   CY Ended       12       12/31/03       209,814     106,417
IXIS13  IXIS Real Estate Capital Reno Cascade                             Full Year      12       12/31/03     1,561,737     786,988
IXIS14  IXIS Real Estate Capital Bent Tree Brooks                         Full Year      12       12/31/03     1,951,398   1,105,123
IXIS16  IXIS Real Estate Capital Bent Tree Oaks                           Full Year      12       12/31/03     1,442,557     854,756
IXIS17  IXIS Real Estate Capital Windsong                                 Full Year      12       12/31/03     1,604,496     948,735
IXIS18  IXIS Real Estate Capital Bent Tree Fountains                      Full Year      12       12/31/03     1,526,122     818,476
IXIS26  IXIS Real Estate Capital Oakwood Village Apartments               Full Year      12       12/31/03     1,176,116     645,205
IXIS30  IXIS Real Estate Capital Forest Point Apartments                  Full Year      12       12/31/03       584,943     229,976

                                                                                             FINANCIAL FIELDS
                                                                          ----------------------------------------------------------

                                                                                                                 MOST        MOST
                                                                                       SECOND       MOST       CURRENT      CURRENT
                                                                           SECOND       MOST       CURRENT       YEAR        YEAR
                                                                            MOST       RECENT       YEAR      STATEMENT    STATEMENT
CONTROL        MORTGAGE                                                    RECENT     YEAR NOI    STATEMENT   NUMBER OF     ENDING
NUMBER        LOAN SELLER                  LOAN / PROPERTY NAME           YEAR NOI      DSCR        TYPE        MONTHS       DATE
------------------------------------------------------------------------------------------------------------------------------------

                                 EDR Portfolio I
7010711           CGM            Jefferson Commons - Univ. of Missouri     1,888,801    1.54     CY Ended         12       12/31/04
7009425           CGM            Jefferson Commons - Texas Tech            1,655,197    1.54     CY Ended         12       12/31/04
                                 EDR Portfolio II
7010712           CGM            Jefferson Commons - Purdue                2,105,997    1.83     CY Ended         12       12/31/04
7010708           CGM            Jefferson Commons - Univ. of Ohio State   1,566,229    1.83     CY Ended         12       12/31/04
7010736           CGM            Jefferson Commons                         2,497,075    1.70     CY Ended         12       12/31/04
7010373           CGM            Sierra Sun Apartments                           UAV     UAV     UAV             UAV          UAV
7012600           CGM            Glendale Park Apartments                  1,726,608    1.48     Trailing-12      12       01/31/05
7013389           CGM            Governor's Point Apartments               1,208,689    1.36     CY Ended         12       12/31/04
7010404           CGM            South Park Lofts                                UAV     UAV     UAV             UAV          UAV
7009795           CGM            Arbors at Centennial Park                       UAV     UAV     UAV             UAV          UAV
7012748           CGM            Governours Square Apartments                771,685    1.18     CY Ended         12       12/31/04
7009645           CGM            Brookstone Apartments                       884,023    1.29     Trailing-12      12       08/31/04
7011696           CGM            Corner House Lofts                              UAV     UAV     Annualized       2        02/28/05
7011776           CGM            Copper Run at Reserve                           UAV     UAV     Trailing-12      12       09/30/04
7011825           CGM            Stone Creek Apartments                      743,762    1.37     Annualized       11       11/30/04
7012074           CGM            Villa del Rio Apartments                        UAV     UAV     Trailing-12      12       10/31/04
7011238           CGM            North Bay Residences                            UAV     UAV     Annualized       9        09/30/04
7010821           CGM            Crest Club Apartments                       732,539    1.30     Trailing-12      12       10/31/04
7012416           CGM            Gentry's Walk Apartments                    634,867    1.53     CY Ended         12       12/31/04
7012050           CGM            Little Creek Apartments                     530,026    1.32     Annualized       7        07/31/04
7012533           CGM            Palm Vista                                  359,018    1.04     Annualized       11       11/30/04
7012411           CGM            Tremont Village Apartments                      UAV     UAV     CY Ended         12       12/31/04
7012633           CGM            Winthrop Court Apartments                   229,026    1.22     CY Ended         12       12/31/04
7012634           CGM            Woodruff Court Apartments                   216,943    1.20     CY Ended         12       12/31/04
7012632           CGM            Brookgate Apartments                        226,993    1.54     CY Ended         12       12/31/04
7012635           CGM            Holly House Apartments                      103,397    1.16     CY Ended         12       12/31/04
IXIS13  IXIS Real Estate Capital Reno Cascade                                774,749    1.19     Full Year        12       12/31/04
IXIS14  IXIS Real Estate Capital Bent Tree Brooks                            846,275    1.43     Full Year        12       12/31/04
IXIS16  IXIS Real Estate Capital Bent Tree Oaks                              587,801    1.22     Full Year        12       12/31/04
IXIS17  IXIS Real Estate Capital Windsong                                    655,761    1.38     Full Year        12       12/31/04
IXIS18  IXIS Real Estate Capital Bent Tree Fountains                         707,646    1.51     Full Year        12       12/31/04
IXIS26  IXIS Real Estate Capital Oakwood Village Apartments                  530,911    2.06     Full Year        12       12/31/04
IXIS30  IXIS Real Estate Capital Forest Point Apartments                     354,967    2.01     Full Year        12       12/31/04

                                                                                                  FINANCIAL FIELDS
                                                                          ----------------------------------------------------------

                                                                           MOST        MOST                    MOST
                                                                          CURRENT    CURRENT       MOST       CURRENT
CONTROL        MORTGAGE                                                    YEAR        YEAR       CURRENT    YEAR NOI       U/W
NUMBER        LOAN SELLER                  LOAN / PROPERTY NAME           REVENUES   EXPENSES    YEAR NOI      DSCR       REVENUES
------------------------------------------------------------------------------------------------------------------------------------

                                 EDR Portfolio I
7010711           CGM            Jefferson Commons - Univ. of Missouri    3,173,804   1,230,783   1,943,021    1.50        3,204,135
7009425           CGM            Jefferson Commons - Texas Tech           3,077,845   1,567,952   1,509,893    1.50        3,073,868
                                 EDR Portfolio II
7010712           CGM            Jefferson Commons - Purdue               3,496,683   1,886,277   1,610,406    1.55        3,621,203
7010708           CGM            Jefferson Commons - Univ. of Ohio State  2,762,374   1,258,769   1,503,605    1.55        2,864,866
7010736           CGM            Jefferson Commons                        3,957,864   1,948,499   2,009,365    1.37        3,966,738
7010373           CGM            Sierra Sun Apartments                          UAV         UAV         UAV     UAV        1,896,775
7012600           CGM            Glendale Park Apartments                 4,534,519   2,809,795   1,724,724    1.48        4,510,694
7013389           CGM            Governor's Point Apartments              2,426,502   1,189,906   1,236,596    1.40        2,453,950
7010404           CGM            South Park Lofts                               UAV         UAV         UAV     UAV        1,409,279
7009795           CGM            Arbors at Centennial Park                      UAV         UAV         UAV     UAV        1,610,306
7012748           CGM            Governours Square Apartments             1,630,144     765,335     864,809    1.32        1,596,990
7009645           CGM            Brookstone Apartments                    1,526,341     638,383     887,958    1.30        1,563,541
7011696           CGM            Corner House Lofts                       1,148,220     171,270     976,950    1.61        1,195,518
7011776           CGM            Copper Run at Reserve                    1,013,403     455,435     557,968    0.99        1,477,585
7011825           CGM            Stone Creek Apartments                   1,416,020     692,191     723,829    1.33        1,423,512
7012074           CGM            Villa del Rio Apartments                 1,284,191     576,621     707,570    1.28        1,327,144
7011238           CGM            North Bay Residences                     1,247,658     396,739     850,919    1.60        1,249,014
7010821           CGM            Crest Club Apartments                    1,146,503     345,197     801,306    1.42        1,168,474
7012416           CGM            Gentry's Walk Apartments                 1,596,356     923,842     672,514    1.62        1,598,584
7012050           CGM            Little Creek Apartments                  1,107,192     422,627     684,565    1.70        1,147,445
7012533           CGM            Palm Vista                                 948,080     590,198     357,881    1.04        1,055,910
7012411           CGM            Tremont Village Apartments                 540,792     131,195     409,597    1.49          577,827
7012633           CGM            Winthrop Court Apartments                  498,518     238,102     260,416    1.39          477,414
7012634           CGM            Woodruff Court Apartments                  374,254     121,752     252,502    1.40          365,675
7012632           CGM            Brookgate Apartments                       360,773     120,244     240,529    1.64          355,246
7012635           CGM            Holly House Apartments                     209,711      91,312     118,399    1.33          209,807
IXIS13  IXIS Real Estate Capital Reno Cascade                             1,567,897     735,886     832,011    1.27        1,623,364
IXIS14  IXIS Real Estate Capital Bent Tree Brooks                         1,856,761   1,057,717     799,044    1.35        1,841,343
IXIS16  IXIS Real Estate Capital Bent Tree Oaks                           1,469,444     822,501     646,943    1.34        1,461,286
IXIS17  IXIS Real Estate Capital Windsong                                 1,588,487     943,420     645,067    1.36        1,596,850
IXIS18  IXIS Real Estate Capital Bent Tree Fountains                      1,444,784     765,521     679,263    1.45        1,416,610
IXIS26  IXIS Real Estate Capital Oakwood Village Apartments               1,022,004     642,406     379,598    1.47        1,062,338
IXIS30  IXIS Real Estate Capital Forest Point Apartments                    587,838     301,365     286,473    1.62          616,071

                                                                                           FINANCIAL FIELDS
                                                                          -------------------------------------------------

CONTROL        MORTGAGE                                                      U/W                                U/W NCF
NUMBER        LOAN SELLER                  LOAN / PROPERTY NAME           EXPENSES     U/W NOI     U/W NCF       DSCR
--------------------------------------------------------------------------------------------------------------------------

                                 EDR Portfolio I
7010711           CGM            Jefferson Commons - Univ. of Missouri     1,259,948   1,944,187    1,859,687    1.48
7009425           CGM            Jefferson Commons - Texas Tech            1,609,514   1,464,354    1,372,257    1.48
                                 EDR Portfolio II
7010712           CGM            Jefferson Commons - Purdue                1,964,139   1,657,064    1,537,064    1.61
7010708           CGM            Jefferson Commons - Univ. of Ohio State   1,302,694   1,562,173    1,499,425    1.61
7010736           CGM            Jefferson Commons                         1,933,909   2,032,830    1,923,318    1.38
7010373           CGM            Sierra Sun Apartments                       667,261   1,229,514    1,192,014    1.20
7012600           CGM            Glendale Park Apartments                  2,842,058   1,668,637    1,466,137    1.43
7013389           CGM            Governor's Point Apartments               1,128,031   1,325,919    1,239,919    1.50
7010404           CGM            South Park Lofts                            312,303   1,096,975    1,084,725    1.22
7009795           CGM            Arbors at Centennial Park                   532,937   1,077,369    1,042,369    1.27
7012748           CGM            Governours Square Apartments                756,686     840,304      785,554    1.28
7009645           CGM            Brookstone Apartments                       672,640     890,901      841,686    1.30
7011696           CGM            Corner House Lofts                          456,533     738,985      724,649    1.21
7011776           CGM            Copper Run at Reserve                       626,497     851,088      803,088    1.51
7011825           CGM            Stone Creek Apartments                      715,748     707,764      656,308    1.30
7012074           CGM            Villa del Rio Apartments                    586,090     741,055      697,879    1.34
7011238           CGM            North Bay Residences                        494,024     754,990      716,764    1.42
7010821           CGM            Crest Club Apartments                       459,022     709,452      657,456    1.25
7012416           CGM            Gentry's Walk Apartments                  1,020,046     578,538      512,038    1.39
7012050           CGM            Little Creek Apartments                     526,618     620,827      571,687    1.55
7012533           CGM            Palm Vista                                  585,188     470,722      425,978    1.37
7012411           CGM            Tremont Village Apartments                  195,451     382,377      365,127    1.39
7012633           CGM            Winthrop Court Apartments                   228,354     249,060      234,060    1.33
7012634           CGM            Woodruff Court Apartments                   136,719     228,956      219,956    1.27
7012632           CGM            Brookgate Apartments                        161,050     194,195      180,695    1.32
7012635           CGM            Holly House Apartments                       93,017     116,790      111,290    1.31
IXIS13  IXIS Real Estate Capital Reno Cascade                                785,199     838,165      821,973    1.26
IXIS14  IXIS Real Estate Capital Bent Tree Brooks                          1,049,695     791,648      729,648    1.23
IXIS16  IXIS Real Estate Capital Bent Tree Oaks                              817,829     643,457      594,457    1.23
IXIS17  IXIS Real Estate Capital Windsong                                    954,528     642,322      575,596    1.21
IXIS18  IXIS Real Estate Capital Bent Tree Fountains                         769,599     647,011      601,011    1.28
IXIS26  IXIS Real Estate Capital Oakwood Village Apartments                  643,810     418,528      370,485    1.44
IXIS30  IXIS Real Estate Capital Forest Point Apartments                     327,120     288,951      262,951    1.49

CONTROL         MORTGAGE
NUMBER         LOAN SELLER               LOAN / PROPERTY NAME                                 HOLDBACK
-------  -------------------------------------------------------------                        --------

                               EDR Portfolio I
7010711            CGM         Jefferson Commons - Univ. of Missouri
7009425            CGM         Jefferson Commons - Texas Tech
                               EDR Portfolio II
7010712            CGM         Jefferson Commons - Purdue
7010708            CGM         Jefferson Commons - Univ. of Ohio State
7010736            CGM         Jefferson Commons
7010373            CGM         Sierra Sun Apartments                   Release Conditions: (a) no Event of Default shall exist, and
                                                                       (b) (i) Full Release Conditions: The Deposit shall be
                                                                       released if and only if, at any time on or before December
                                                                       31, 2007 ("Outside Date"), the full loan amount of Seventeen
                                                                       Million Six Hundred Sixty Thousand and 00/100 Dollars
                                                                       ($17,660,000.00) results in a "Debt Service Coverage Ratio"
                                                                       of not less than 1:20:1. "Debt Service Coverage Ratio" means the ratio of (a) Lender's estimated net underwritable cash flow from the Property over a trailing six (6) month period
                                                                       (as determined by Lender and in accordance with the
                                                                       requirements of any rating agency selected by Lender in its sole discretion) adjusted, if necessary, to reflect the
                                                                       results of an audit of the Property cash flows, over (b) the sum of six (6) regularly scheduled principal and interest
                                                                       payments on the Loan); or (ii) Partial Release Conditions: A portion of the Deposit shall be released by Lender to
                                                                       Borrower, up to three times (provided there can only be
                                                                       three requests by Borrower for the full or partial release of the Deposit), on or before the Outside Date, such that
                                                                       the resulted funded portion of the Loan, after the release of a portion of the Deposit, has a Debt Service Coverage
                                                                       Ratio of not less than 1:20:1. ~~UNCF Calculation:~-As of
                                                                       the date of determination, Gross Potential Income will be
                                                                       determined by annualizing the current month rent roll, with vacant units grossed to then market rates and in-place above market rents marked to market. Other income based on lesser of T-1 or amount used at initial underwriting. A bad debt/
                                                                       vacancy/ concession factor equal to the greater of actual
                                                                       (as verified by bank statements), underwritten or market
                                                                       will be applied to Gross Potential Income (including "Other
                                                                       Income" subject to vacancy). Following the initial funding,
                                                                       Underwritten EGI to be determined based on the lesser of T-1 and T-3 collections. ~~- Expenses will be based upon the
                                                                       greater of trailing six months (annualized), borrower's
                                                                       budget, market or initial underwritten expenses. In any
                                                                       event, a 4% management fee will be applied and a $250
                                                                       per/unit replacement and repair reserve will be applied.
                                                                       Lender reserves the right to make reasonable adjustments to
                                                                       UNCF.

7012600            CGM            Glendale Park Apartments
7013389            CGM            Governor's Point Apartments
7010404            CGM            South Park Lofts                     The lender shall disburse the entire Holdback Reserve Funds to Borrower upon the satisfaction of each of the following conditions:~~(i) No event of Default shall exist, nor shall any condition exist which with the giving of notice or the pass of time, shall constitute an Event of Default, and
                                                                       Borrower shall have provided to Lender a written certificate certifying matters.~~(ii) The request for disbursement must occur no later than three (3) years from date hereof, and
                                                                       within said thre (3) years, Borrower shall only be entitled to make three (3) such requests for the disbursement of the
                                                                       Holdback Reserve Funds.~~(iii) Borrower shall have provided evidence satisfactory to Lender that the property has
                                                                       achieved a Debt Service Coverage Ratio (as defined below) of at least 1.20x to 1.00x in aggregate based on the following definitions:~ (a) "Debt Service Coverage Ratio" means the
                                                                       ratio of Adjusted Actual Property Net Cash Flow to Adjusted
                                                                       Debt Service~ (b) "Adjusted Actual Property Net Cash Flow"
                                                                       to be calculated as sum of: [ (i) base rents and monthly
                                                                       recoveries and (ii) any other incom minus Project expenses allocable to such time period.~ (c) "Adjusted Debt Service"
                                                                       will be determined on a product of (i) t greater of the then current interest rate on the Loan, as set forth in the Note, and 6.50% multiplied by (ii) the outstandi principal balance of the loan.

7009795            CGM            Arbors at Centennial Park            Reserve released when property achieves a 1.20x DSCR at a 7%
                                                                       constant (1.27x on a the actual 6.59% constant) in
                                                                       accordance with the terms of the Holdback Reserve and
                                                                       Security Agreement executed at closing.

7012748            CGM            Governours Square Apartments
7009645            CGM            Brookstone Apartments
7011696            CGM            Corner House Lofts                   Funds released upon satisfaction of (i) EGI shall be a
                                                                       minimum of 1,267,144 (ii) DSCR at least 1.20x. Release, if it is to occur, must occur within three (3) years of closing date.

7011776            CGM            Copper Run at Reserve
7011825            CGM            Stone Creek Apartments
7012074            CGM            Villa del Rio Apartments
7011238            CGM            North Bay Residences
7010821            CGM            Crest Club Apartments
7012416            CGM            Gentry's Walk Apartments
7012050            CGM            Little Creek Apartments
7012533            CGM            Palm Vista
7012411            CGM            Tremont Village Apartments
7012633            CGM            Winthrop Court Apartments
7012634            CGM            Woodruff Court Apartments
7012632            CGM            Brookgate Apartments
7012635            CGM            Holly House Apartments
IXIS13   IXIS Real Estate Capital Reno Cascade
IXIS14   IXIS Real Estate Capital Bent Tree Brooks
IXIS16   IXIS Real Estate Capital Bent Tree Oaks
IXIS17   IXIS Real Estate Capital Windsong
IXIS18   IXIS Real Estate Capital Bent Tree Fountains
IXIS26   IXIS Real Estate Capital Oakwood Village Apartments
IXIS30   IXIS Real Estate Capital Forest Point Apartments